                            CJD & ASSOCIATES, L.L.C.
                            UNAUDITED BALANCE SHEETS
                             JUNE 30, 2002 AND 2001

                                     ASSETS

                                                      2002              2001
                                                  -----------       -----------
CURRENT ASSETS
     Cash                                         $    33,411       $   298,279
     Accounts Receivable                            3,013,496         1,503,403
     Other Receivables                                     --             3,568
     Securities                                            --             6,047
     Prepaid Expenses                                   9,127             2,812
                                                  -----------       -----------
        TOTAL CURRENT ASSETS                        3,056,034         1,814,109
                                                  -----------       -----------

PROPERTY AND EQUIPMENT
     Cost                                             278,801           191,739
     Less: Accumulated Depreciation                  (170,754)          (98,088)
                                                  -----------       -----------
        NET PROPERTY AND EQUIPMENT                    108,047            93,651
                                                  -----------       -----------

OTHER ASSETS
     Expiration Rights                                195,463           195,463
     Less: Accumulated Amortization                   (65,155)          (52,124)
                                                  -----------       -----------
        NET OTHER ASSETS                              130,308           143,339
                                                  -----------       -----------
TOTAL ASSETS                                      $ 3,294,389       $ 2,051,099
                                                  ===========       ===========

                          LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
     Accounts Payable                             $   271,330       $    92,366
     Premiums Payable to Insurance Companies        2,369,189         1,545,652
     Deferred Income                                    7,755            17,191
     Current Maturities of Long-Term Debt                  --           137,648
                                                  -----------       -----------
        TOTAL CURRENT LIABILITIES                   2,648,274         1,792,857

NON-CURRENT LIABILITIES
     Notes Payable                                         --                --
                                                  -----------       -----------
        TOTAL LIABILITIES                           2,648,274         1,792,857

MEMBERS' EQUITY                                       646,115           258,242
                                                  -----------       -----------

TOTAL LIABILITIES AND MEMBERS' EQUITY             $ 3,294,389       $ 2,051,099
                                                  ===========       ===========

                            CJD & ASSOCIATES, L.L.C.
                   UNAUDITED STATEMENTS OF INCOME AND MEMBERS'
               EQUITY FOR THE PERIOD ENDED JUNE 30, 2002 AND 2001

                                              2002              2001
                                           -----------       -----------
OPERATING INCOME
     Insurance commissions                 $ 2,056,630       $ 1,274,372
     Policy fee income                         129,387            78,653
     Other income                               80,546            18,187
                                           -----------       -----------
        TOTAL OPERATING INCOME               2,266,563         1,371,212
                                           -----------       -----------

OPERATING EXPENSES
     Commission expense                        812,523           474,045
     Payroll expense                           443,723           295,189
     Depreciation and amortization              55,866            23,972
     Other operating expenses                  297,819           217,107
                                           -----------       -----------
        TOTAL OPERATING EXPENSES             1,609,931         1,010,313
                                           -----------       -----------

INCOME FROM OPERATIONS                         656,632           360,899
                                           -----------       -----------

OTHER INCOME (EXPENSES)
     Interest income                            62,232             9,424
     Interest expense                           (1,685)           (5,680)
                                           -----------       -----------
        TOTAL OTHER INCOME (EXPENSES)           60,547             3,744
                                           -----------       -----------

NET INCOME                                     717,179           364,643

MEMBERS' EQUITY AT BEGINNING OF YEAR           507,431            97,600

MEMBERS' DISTRIBUTIONS                        (578,495)         (204,001)
                                           -----------       -----------
MEMBERS' EQUITY AT END OF  PERIOD          $   646,115       $   258,242
                                           ===========       ===========


                            CJD & ASSOCIATES, L.L.C.
                       UNAUDITED STATEMENTS OF CASH FLOWS
                   FOR THE PERIOD ENDED JUNE 30, 2002 AND 2001

                                                              2002             2001
                                                            ---------       ---------
CASH FLOWS FROM OPERATING ACTIVITIES:

     NET INCOME                                             $ 717,179       $ 364,643

ADJUSTMENTS TO RECONCILE NET INCOME TO
     NET CASH FLOWS FROM OPERATING ACTIVITIES:
     Depreciation                                              49,351          17,457
     Amortization                                               6,516           6,516
     (Increase) decrease in:
        Accounts receivable                                  (807,914)       (106,793)
        Other receivable                                        8,872              --
        Securities                                              6,047          (3,632)
        Prepaid expenses                                        3,299           4,250
     Increase (decrease) in:
        Accounts payable                                       26,155         (59,264)
        Premiums payable to insurance companies               388,250         278,087
        Deferred income                                       (24,100)           (813)
                                                            ---------       ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES                     373,655         500,451
                                                            ---------       ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Cash payments for property and equipment                 (52,870)        (26,193)
     Cash proceeds from sale of property and equipment             --              --
                                                            ---------       ---------
NET CASH USED IN INVESTING ACTIVITIES                         (52,870)        (26,193)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Debt reduction                                           (96,941)        (38,730)
     Members' distributions                                  (578,495)       (204,001)
                                                            ---------       ---------
NET CASH USED IN FINANCING ACTIVITIES                        (675,436)       (242,731)
                                                            ---------       ---------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS         (354,651)        231,527

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                388,062          66,752
                                                            ---------       ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD                    $  33,411       $ 298,279
                                                            =========       =========
CASH PAID FOR INTEREST                                      $   1,685       $   5,680
                                                            =========       =========

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